Listing Report:Supplement No. 5 dated Jul 29, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 283041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.65%	Starting borrower rate/APR:	13.65% / 15.80%	Starting monthly payment:	$340.08

Auction yield range:	5.93% - 12.65%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1996	Debt/Income ratio:	7%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	AdamIerymenko	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	760-779 (Latest)
Principal borrowed:	$6,001.00	< 31 days late:	0 ( 0% )	600-619 (Mar-2007) 620-639 (May-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Help me consolidate tax debt
Purpose of loan: I have been paying off debts for the past two years and am now left with only one significant debt remaining: some back taxes that I owe from a few years back.I have a payment plan with the IRS and have paid it down to about $10,000, and I'm looking to see if I can consolidate the remainder with another lender to reduce my effective interest rate. It's also much more convenient to deal with something like Prosper where I can check my balance and make payments online. The IRS has no such convenient interface. (Oh, and I'd much rather give you my interest than the IRS.)I am employed as a senior software engineer in Boston and make $100,000 per year plus bonuses, and my wife makes an additional $33,000 per year as an architectural assistant. This gives us a total household income of around $133,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$62.90

Auction yield range:	2.93% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-2001	Debt/Income ratio:	6%
Credit score:	820-839 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,307	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	Melintas08	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacing Air Conditioning&Furnace
Purpose of loan:
This loan will be used to replace very old furnace and air condition?

My financial situation:
I am a good candidate for this loan because I always pay all my payment on time, fully pay credit card?every month,?very good credit score, no bad debt. I have 401K and ROTH IRA much larger than the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1991	Debt/Income ratio:	17%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 5	Length of status:	12y 7m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,741	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	blue-peace-blueberry	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan: This loan will be used mainly for home improvements, to pay off some bills and have some money left in savings as an emergency fund. My financial situation: I am a good candidate for this loan because ?I have proven that despite my problems showing on my credit history, I have managed to pay off my ( and my ex-husband ) debt without filing a bankruptcy.??My Debt to Income ratio is low.?I just paid off one of the credit cards and about to pay off Home Depot one.??Just last?year I was approved for a mortgage with the 30-year fixed rate with only 5% interest.? As well as for a car loan.? Both have been paid on time and my payments are larger than just a minimum. And last but not least, I ?have a secured job with the local government agency for almost 13 years now which is allow me to make monthly payments on time.? ?? Just to clarify some discrepancies on my credit history. I am working with the credit bureaus? to correct my information.? I am not delinquent on any accounts.? There are no active collections accounts. There are only 3 open credit lines (Orchard Bank, Home Depot and Kohl?s) not 5 as the report is showing.? Revolving credit balance is below $1000 not $1741 as shown on report.????
Monthly net income: $ 5600.00

Monthly expenses: $?2560.00
??Housing: $ 1050??Insurance: $ 100??Car expenses: $ 300??Utilities: $ 250??Phone, cable, internet: $ 60??Food, entertainment: $ 400??Clothing, household expenses $ 200??Credit cards and other loans: $ 100??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$277.91

Auction yield range:	5.93% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-2005	Debt/Income ratio:	32%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,081	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	joyous-income6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUY A HOUSE IN CASH
Purpose of loan:
This loan will be used to?
BUY A HOUSE
My financial situation:
I am a good candidate for this loan because?
I HAVE VERY GOOD WORK, RESPONSABLE AND GOOD CREDIT HISTORY
Monthly net income: $
4,000.00
Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $?370?
??Utilities: $ 100
??Phone, cable, internet: $? 100
??Food, entertainment: $? 150
lothing, household expenses $
??Credit cards and other loans: $ 200
ther expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468719
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$87.47

Auction yield range:	16.93% - 24.00%	Estimated loss impact:	37.98%
Lender servicing fee:	1.00%	Estimated return:	-13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1993	Debt/Income ratio:	62%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	34 / 28	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	75	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,213	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	WisconsinTrust	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	680-699 (Oct-2009) 700-719 (Aug-2009)
Principal balance:	$793.83	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Combining Debt to Prosper Loan
I will consolidate several small debts of similar interest rate into to this prosper installment loan. My high debt load is due to a contractor that took money to do a major project and never finished abut three years ago. We eventually finished the job, but it cost us a lot more than we planned. The majority of that debt is on 2 credit cards with negotiated low interest (5.00%) repayment plans. That debt number was closer to $40,000 three years ago, but we have paid off almost half. I am trying to get everything I can on installment loans versus credit cards. Plus I would rather have the interest go to an investor instead of the credit card companies.

I have never missed any payments, even during the difficult time created by the contractor. I have a stable job, and recently got a new position.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 33.56%	Starting monthly payment:	$41.09

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1998	Debt/Income ratio:	4%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 6	Length of status:	6y 0m
Amount delinquent:	$210	Total credit lines:	28	Occupation:	Accountant/CPA
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$817	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	newest-camaraderi-euphoria	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit Card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$104.22

Auction yield range:	5.93% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1991	Debt/Income ratio:	23%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	11y 0m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,678	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	durability-sundae	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off one credit card balance
Purpose of loan:
I plan to pay off my lowest balance credit card with this loan if I can get it with lower interest at about the same monthly payment. My monthly payment is $73.00 at 17.9% interest. Due to my current debt level, I can?t afford to pay much more than $73.00 a month. I plan to get this loan paid off quickly and move on to my next credit card balance.

My financial situation:

I want to get my debts paid off. I?m in my current financial situation because I stepped in to help my parents avoid foreclosure on their home and business. I bought the place and moved back home 4 years ago. Their business depends mainly on residential construction which has not improved during this time. I?m the only one bringing home a paycheck right now and I?m looking at every option available to help me start paying down my debt. I appreciate your time and consideration.

Monthly net income: $ 2976.00

Monthly expenses: $
??Housing: $ 1520.00
??Insurance: $ 59.00
??Car expenses: $ 480.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 55.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $?600.00
??Other expenses: $ 80.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1996	Debt/Income ratio:	21%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	26y 9m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,107	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	cargo1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,650.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 25.43%	Starting monthly payment:	$101.20

Auction yield range:	10.93% - 21.00%	Estimated loss impact:	11.31%
Lender servicing fee:	1.00%	Estimated return:	9.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-2002	Debt/Income ratio:	15%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,724	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	Honest_Borrower_Full_Payback	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High Interest CC's Payoff
Net: $2800/mo
Bills: $2300/mo
Food, gas, basic needs: $500/mo
Current Situation:
I have appx 14.8k in credit card debt, several high interest.
Last 5+ years I have worked for the State of Oregon.?
I have very stable employment with a gov't agency.?
Homeowner as of Sept 2009, never late with a mortgage payment.
Our car is paid for, and I was never late on any of those payments.?
I can only make the min. payments on my credit cards.
I make sure I'm never late, as I can't afford the fees.?
Treading water, staying afloat, need to get ahead - this loan will jump-start paying my credit card debt down.
Strict budget in place, debt reduction is my #1 priority.?
I am an honest family man who works hard and pays his bills.?
I provide for my family every month - we don't have disposable income, but I pay all of our bills every month, on time, without fail.?
I will pay this loan back in full, but it may take me all 3 years to do so.?
Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-2000	Debt/Income ratio:	2%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	brightest-payment-amplifier	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Keep Swirl on the Air!
Purpose of loan:
This loan will be used to fund a radio show that is inclusive and helps the LGBT community and their issues be highlighted.

My financial situation:
I am a good candidate for this loan because Swirl is only in it's second year and we already have 3 sponsors. The loan will enable us to have a cushion as far as cash flow and help us acheive more sponsors thus spreading the good word and highlighting issues that affect us all.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 75
??Car expenses: $ 420
??Utilities: $?10
??Phone, cable, internet: $?80
??Food, entertainment: $ 250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1997	Debt/Income ratio:	18%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	9y 5m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,637	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	tidy-funds7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
90 Day Loan to Payoff 401K Loan
Purpose of loan:
The loan is to pay off a 401K loan of $7900. After the 90 day wait period I will take out a new, larger 401K loan and payoff this loan. I would like to use the new 401K loan to payoff some small debts and make improvements to our new home.

My financial situation:
I had to file bankruptcy after being financially destroyed in a lengthy custody battle over my oldest child.?Before?resorting to credit cards and home loans I went through?$30,000 in liquid savings. When that savings ran out, it was not a legal option to back out of the case. I am now trying to?financially recover. After the bankruptcy I bought a new home with seller's financing and I am now refinancing in my name with a VA loan. The home should hit my credit report in the next 30-60 days.?The vested balance?in my 401K ?is $52000 leaving my available loan balance around $22000 after the 90 day wait period. Excluding the bankruptcy, I have never been late on a payment. I understand I am a risk, but please take the time to carefully examine my credit report. I am a reliable person who is respectful of my financial responsibilities and proud to have?been gainfully employed by the same information technologies company for almost 10 years.

Monthly net income: $ 5200

Monthly expenses: $ 4335
??Housing: $ 1593
??Insurance: $ 72
??Car expenses: $ 850
??Utilities: $ 210
??Phone, cable, internet: $ 160?
??Food, entertainment: $ 700
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1999	Debt/Income ratio:	34%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,541	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	cnote2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?
consolidate much of the debt that I have been working on paying off over the past couple of years. While I'm consistently able to make payments every month on my bills, I would like to pay off a couple of the credit accounts I currently have now and focus the rest of my money on paying off the remaining accounts.
My financial situation:
I am a good candidate for this loan because?
I am consistently on time in paying my bills every month. I have an automated system that ensures each bill is paid by the due date.
Monthly net income: $ 3,081

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 115
??Car expenses: $ 450 (car payment), 250 (gas)
??Utilities: $ 0
??Phone, cable, internet: $ 115
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250 (personal loan), 125 (college loan), 700 (credit cards)
??Other expenses: $ 500 (daycare)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$410.94

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1971	Debt/Income ratio:	10%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	16 / 13	Length of status:	4y 8m
Amount delinquent:	$290	Total credit lines:	39	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$148,679	Stated income:	$100,000+
Delinquencies in last 7y:	18	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	best-sensational-social	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
I have plenty of income. This loan is for cash flow purposes. I will be able to pay off the loan at the end of December, if that meets the lenders needs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 33.61%	Starting monthly payment:	$212.26

Auction yield range:	16.93% - 29.00%	Estimated loss impact:	38.29%
Lender servicing fee:	1.00%	Estimated return:	-9.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	15y 5m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	valuehunter50	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	660-679 (Feb-2008)
Principal balance:	$4,207.28	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Regulatory Expenses
Purpose of loan:
To pay legal and regulatory fees/expenses related to compliance and certification requirements to be a registered investment advisors in the State of .My company provides investment research products and services via our website. We also manage several investment portfolios for individual and trust accounts on a pro bono basis. As a registered investment advisor, we will be able to expand our footprint in research services and capitalize on our asset management experience.?

My financial situation:
Currently a prosper client since March 2008.? Unlocking the income potential of our existing asset management business is the next logical growth driver for the business.? Current income remains stable.? Credit score has improved more than 20 points since last loan.? We believe recurring revenues generated from assets already under management to easily cover the compliance and regulatory costs incurred.?

Monthly net income: $ 4,500?

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 507
??Car expenses: $ 250?
??Utilities: $ 90?
??Phone, cable, internet: $ 115
??Food, entertainment: $ 800
??Clothing, household expenses $ 300?
??Credit cards and other loans: $ 700?
??Other expenses: $ 200?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,100.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.65%	Starting borrower rate/APR:	13.65% / 15.80%	Starting monthly payment:	$275.46

Auction yield range:	5.93% - 12.65%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1985	Debt/Income ratio:	18%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	17y 10m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,498	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	tghicks	Borrower's state:	Maryland	Borrower's group:	NO DELINQZ
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	66 ( 99% )	720-739 (Latest)
Principal borrowed:	$29,000.00	< 31 days late:	1 ( 1% )	720-739 (Nov-2007) 700-719 (Feb-2007) 680-699 (Jan-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	67
Description
Attorney Payoff my credit cards NOW
Im a hard working attorney and professional?that is trying to finalize my?debt consolidation.? I have an excellent payment history and have not been late on any payments in five years.? This loan will allow me to payoff? the credit card companies who increased my apr and limited my credit limit eventhough I have never been late..

Your assistance is deeply appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$259.99

Auction yield range:	13.93% - 14.00%	Estimated loss impact:	14.80%
Lender servicing fee:	1.00%	Estimated return:	-0.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1996	Debt/Income ratio:	20%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$17,717	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	youthful-worth1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need cashflow to grow business
Purpose of loan:
This loan will be used to pay employees while we complete our current project, remodeling Wendy's restaurants.?Client is solid and will pay $36,000 invoice upon receipt. Project has two weeks left before I can invoice.

My financial situation:
I am a good candidate for this loan because I am growing my business and will not jeopardize my success by defaulting on a loan.

Monthly net income: $ 7500

Monthly expenses: $?4837
??Housing: $ 1527
??Insurance: $ 120
??Car expenses: $ 740
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 750
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1988	Debt/Income ratio:	24%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	16 / 14	Length of status:	10y 3m
Amount delinquent:	$13,150	Total credit lines:	50	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$156,371	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	red-fairness-orbiter	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Good risk - paying off credit cards
Purpose of loan:
This loan will be used to pay current credit cards and loans.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and have a very good income. I was left with an expensive house payment in the divorce and?I am working with my bank on a mortgage?modification, this is the only reason that my credit score was lowered was due to the modification on my loan due to repayment plan.? I do not have any other late or other delinquest accounts.? My score was 710.?

Monthly net income: $ 12083

Monthly expenses: $
??Housing: $ 1900 (modified amount)
??Insurance: $ 330????
??Car expenses: $ 1385
??Utilities: $ 495????????????
??Phone, cable, internet: $ 378????
??Food, entertainment: $ 800
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1000
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	24.95%	Starting borrower rate/APR:	25.95% / 29.47%	Starting monthly payment:	$346.27

Auction yield range:	10.93% - 24.95%	Estimated loss impact:	11.42%
Lender servicing fee:	1.00%	Estimated return:	13.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1987	Debt/Income ratio:	9%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	14y 0m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$11,516	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	photon854	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off two high interest credit cards. My wife was previously handling our finances. She transferred our balance to teaser rate cards and got caught with a high interest rate when she missed payments.

My financial situation:
I am a good candidate for this loan because I have personally taken back control of my finances. With that I have done the following:
1) I have created a cash flow budget plan that projects known expenses for the next 18 months and this loan is one of the results of that plan.
2) I have automated as much of the recurring payments as possible through my Wells Fargo PMA account to minimize the work and build up my credit rating again which previously was 720. I time bill payment with my paycheck and pay before they are due.
3) I have setup accounts for Emergency Savings and to escrow for Taxes and Insurance. I am funding these accounts with automated transfers timed to my paycheck.
4) I watch all transactions through mint.com and have created a monthly budget with alerts to keep expenses under control.
5) I have limited the funds that my wife controls and am closing any unnecessary accounts that she may have. I have also consolidated her banking to two accounts and set up a mint.com account for her to watch her expenses.

Please consider more my debt to income ratio of 9% instead of my bankcard utilization of 85%. I did not realize that closing credit cards is not necessarily a good thing.

Monthly net income: $ 5,395.26
My gross income is $128,000 not including stock options. The net income is lower than you might expect due to maximum contributions to 401k and employee stock purchase plans (ESPP). The latter of which I contribute $18,000 per year. This plan allows me to purchase stock at a 15% discount. If I do not get this loan. I will use the ESPP funds to pay this debt and be done with it. I was curious about prosper.com so I figured I would see if I could get a better rate here and make keeping this debt worthwhile.

Monthly expenses:
??Housing: $1258
??Insurance: $94
??Car expenses: $00 for gas and misc (both cars are paid off and are in very good condition)
??Utilities: $310 (during the crazy Texas heat, lower for about 4 months out of the year)
??Phone, cable, internet: $176 (I work from home and need high-speed internet)
??Food, entertainment: $490
??Clothing, household expenses $120 (we get a lot of hand-me downs from older family members)
??Credit cards and other loans: $529 (of this $300 is the payment for the credit cards I want to refinance with this loan)
??Other expenses: $122 (charity and child expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$401.58

Auction yield range:	10.93% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1980	Debt/Income ratio:	15%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 4	Length of status:	5y 4m
Amount delinquent:	$2,185	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	BrandNewGuy	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	740-759 (Mar-2010) 760-779 (Mar-2008)
Principal balance:	$2,720.49	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Expanding My Business
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 21.28%	Starting monthly payment:	$270.88

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	24.93%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-2003	Debt/Income ratio:	18%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,184	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	listing-eclipse	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to update my?rental units. We currently rent out 2 of our units at $700 per month each. If we update the apartments to look more modern, we could easily rent them out at $875. We need to do this soon, since my tenants leases are expiring and we would like to remodel before we start showing the apartments. The rent increase would generate an additional $350 a month, which should suffice to pay off my Prosper Loan.

My financial situation:
I am a good candidate for this loan because I'm accountant and am quite organized with my money. I need a loan because I need to fix up the apartments asap. I've been employed at the same?company since I graduated from college. ?

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 0
??Car expenses: $350
??Utilities: $ 200
??Phone, cable, internet: $ 80
??Food, entertainment: $?200
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1982	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$68,233	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	contract-ecstasy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to Home Improvement

My financial situation:
I am a good candidate for this loan because i dont have any bad accounts on my credit report and a good score.

Monthly net income: $
11.000
Monthly expenses: $
??Housing: $ 1366
??Insurance: $ 121
??Car expenses: $ 111
??Utilities: $ 140
??Phone, cable, internet: $ 27
??Food, entertainment: $ 500
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$78.52

Auction yield range:	13.93% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1996	Debt/Income ratio:	22%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	18y 2m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$74,895	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	upbeat-marketplace	Borrower's state:	Washington	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	680-699 (Apr-2010) 660-679 (Feb-2010) 680-699 (Oct-2009)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
Attacking the next Card
Purpose of loan:
This loan will be used to? Pay off the next card that I want to rid myself of...Capital One

My financial situation:
I am a good candidate for this loan because? I Have NEVER gone late on any bill EVER.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1900
??Insurance: $
??Car expenses: $ 0
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	10.93%	Starting borrower rate/APR:	11.93% / 15.16%	Starting monthly payment:	$497.71

Auction yield range:	10.93% - 10.93%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	9y 6m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,838	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	ccdirectt	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get websites setup & home greener
Purpose of loan:
This loan will be used to? To setup website & webinars professionally? for maximum effect.I will be putting about 3500 into home making it a little greener with tankless water heater? & energy saving windows. And a few more odds & ins.Will install all of it myself to save on labor.

My financial situation:
I am a good candidate for this loan because? Pay bills on time.Never make minimum payments.

Monthly net income: $ 5000

Monthly expenses: $ 824
??Housing: $ 0
??Insurance: $ 60
??Car expenses: $ 0
??Utilities: $ 145
??Phone, cable, internet: $ 99
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-2003	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	8	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,085
Delinquencies in last 7y:	5	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	rupee-commando	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Temp. Cash
Purpose of loan:
This loan will be used to pay rent and buy food.

My financial situation:
I am a good candidate for this loan because I have little debt and a lot of equity which simply is not liquid currently.? I own a house which I am selling, and depending on how it sells I have maybe 55k equity in it, or, it's hard to say exactly but it seems WORST case scenario I still have 35k equity in it.? Then I have to pay 5% on brokers fees which is $13,000, and I am $5,000 into credit card debt now, and this loan I will pay off because I don't want a stay on a loan at 20%+ interest.

Monthly net income: $ 0

(This isn't exactly clear.? I just published a book and am getting a $3,000 advance soon.? I will be getting more royalties on this but it is hard to predict).

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 120
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 1000
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 70
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1985	Debt/Income ratio:	20%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	commander686	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College funding for grandaughter
Purpose of loan:
This loan will be used to?provide my grandaughter financial support?this?year while in college.?

My financial situation:
I am a good candidate for this loan because I?am never?late on any payments and?I have a pretty good credit score?.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 0
??Insurance: $0
??Car expenses: $ 0
??Utilities: $?300.00
??Phone, cable, internet: $100.00
??Food, entertainment: $
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 19.31%	Starting monthly payment:	$263.68

Auction yield range:	13.93% - 15.00%	Estimated loss impact:	14.85%
Lender servicing fee:	1.00%	Estimated return:	0.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-2001	Debt/Income ratio:	68%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,268	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	orange-bonus-boss	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay debts and small business
Purpose of loan:
This loan will be used to?
Payoff some debts and use proceeds for small business. I have the opportunity to start my own insurance and brokerage agency and these funds will help provide revenue to drive down some credit card debt and be able to generate lead sourcing.
My financial situation:
I am a good candidate for this loan because?
My credit character is great, no delinquencies. I understand the importance of a good credit score and the only reason my score is not better is because of my high debt-to-income. The proceeds from this loan will provide the necessary funding to get my business off the ground and assist in driving down the debts.
Monthly net income: $
2,000
Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 281.00
??Car expenses: $ 76
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 0.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 957
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.3%

Starting lender yield:	6.85%	Starting borrower rate/APR:	7.85% / 8.19%	Starting monthly payment:	$469.01

Auction yield range:	2.93% - 6.85%	Estimated loss impact:	1.30%
Lender servicing fee:	1.00%	Estimated return:	5.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1994	Debt/Income ratio:	13%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,901	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	vdom75	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	50 ( 100% )	800-819 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	760-779 (Mar-2008) 680-699 (Jan-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	50
Description
Small Business Expansion
Purpose of loan: I run a network of online health related sites that already bring in revenue. I am looking to expand on this business by developing new, health community tools that will increase traffic, interaction and thus revenue. I have already paid off 2 propser loans on time and I have never missed a payment. I am a full time employee with excellent credit and my debt to income ratio is very low. I am happy to provide examples of my sites to anyone who is interested. Thank you for taking the time to review my listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1999	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	red-scholarly-value	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?
pay-off very small debt
My financial situation:
I am a good candidate for this loan because?
I do work everyday and earn great money?had some small issues come up financially?that needed my immidiate attention?all thats behind me now but?it left me very low on cash and now I need a little back-up money. Thank You for your help.
Monthly net income: $
9,750.00
Monthly expenses: $ 1,530
??Housing: $?1030
??Insurance: $?Paid up for the year.
??Car expenses: $ 0
??Utilities: $?100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$102.73

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1997	Debt/Income ratio:	17%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,861	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	red-durability-pioneer	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? debt consolidation

My financial situation:
I am a good candidate for this loan because? I pay as agreed. I work a second job (Gulf Coast Veterinary Emergency Hospital).

Monthly net income: $ 3030.00

Monthly expenses: $
??Housing: $ 1289.00
??Insurance: $ 135.00
??Car expenses: $ 345.00
??Utilities: $ 257.00
??Phone, cable, internet: $ 108.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 225.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$126.53

Auction yield range:	13.93% - 17.00%	Estimated loss impact:	14.95%
Lender servicing fee:	1.00%	Estimated return:	2.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1991	Debt/Income ratio:	40%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 17	Length of status:	13y 10m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,709	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	influential-kindness	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,300.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2009)
Principal balance:	$2,625.99	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
My personal loan
This loan is for medical bills not paid by insurance. I could put it on a credit card for around the same rate, but I like that this is an installment loan, and I'd rather have the interest go to an investor instead of the credit card company.

My other debt is the result of a contractor who took money from us to build an addition to our home but didn't complete the work. We finally got the job done, but it cost us a lot more than we originally planned. Our overall debt was much higher, but we have worked very hard to pay off as much as possible.

I have never missed a payment on any debt, and I will not miss one on this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	11.05%	Starting borrower rate/APR:	12.05% / 14.18%	Starting monthly payment:	$299.14

Auction yield range:	5.93% - 11.05%	Estimated loss impact:	6.13%
Lender servicing fee:	1.00%	Estimated return:	4.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,705	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	yield-piccolo5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off CCs and student loan
Purpose of loan:
This loan will be used to pay off credit cards and the small remainder of a student loan

My financial situation:
I am a good candidate for this loan because I've always been diligent about paying off my debts. I suffered a temporary set-back in February with the loss of my full-time job. While contract work doesn't pay as reliably, I've been getting by month to month. The challenge has been my credit card rates, which jumped to near 25% around the time all of the credit card legislation was passing through congress. As soon as I manage a good 2-3 months of consistent contract work, I can clear out the majority of my debt. Right now, the small businesses I typically rely on for work are not taking on many new projects so I'm stuck making minimum payments each month and watching the finance charges just keep piling on more debt.

When I lost my full time job, I halted all credit card use except for monthly business expenses for the services I rely on to keep my business going. This amounts to less than $100 per month and is paid off in full each month.

Monthly net income: $2,250 - $3,000

Monthly expenses: Approx. $2,175
??Housing: $550
??Insurance: $85
??Car expenses: $370
??Utilities: $90
??Phone, cable, internet: $80
??Food, entertainment: Varies. Approximately $400 a month on food. Not spending on entertainment right now.
??Clothing, household expenses: Not spending here except in emergencies
??Credit cards and other loans: Approximately $400. Trying to consolidate these.
Other expenses: Approx. $100 per month on essential business services.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1996	Debt/Income ratio:	32%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	16 / 14	Length of status:	5y 0m
Amount delinquent:	$58,547	Total credit lines:	41	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,971	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	gentle-credit6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards.
Purpose of loan:
This loan will be used to get me?debt?free and?not have to use my cards to charge but to finally have cash to pay?for necessities.?

My financial situation:
I am a good candidate for this loan because credit card lendors are making a lot of money off of me since I am making payments months after months and the debt does not seem to budge. Therefore, if I am approved for a loan, the loan lendor will be the one to benefit from me by making profits through the high interest rates that I have to pay in order to get myself out of debt.

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $
??Car expenses: $
??Utilities: $250.00
??Phone, cable, internet: $177.00
??Food, entertainment: $?
??Clothing, household expenses $
??Credit cards and other loans: $700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$108.57

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1989	Debt/Income ratio:	16%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	25y 0m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	duty-buckeye5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical bill
Purpose of loan:
This loan will be used to?pay medical bill?

My financial situation:
I am a good candidate for this loan because?
we are a two income family
onthly net income: $
2000
ly expenses: $
??Housing: $ 1475
surance: $
??Car expenses: $
??Utilities: $ 75
Phone, cable, internet: $ 45
Food, entertainment: $ 300
lothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$224.34

Auction yield range:	13.93% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1989	Debt/Income ratio:	7%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	20y 5m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$835	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	adventurous-felicity1	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
replacing bathroom
Purpose of loan:
This loan will be used to? replacing bathroom

My financial situation:
I am a good candidate for this loan

Monthly net income: $ 2128

Monthly expenses: $
??Housing: $??1324???
??Insurance: $???Car expenses
??Utilities:?
??Phone, cable, internet??Food,?
??Clothing, household expenses $
??Credit cards and other loans:?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$120.47

Auction yield range:	10.93% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1997	Debt/Income ratio:	15%
Credit score:	600-619 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	13 / 10	Length of status:	13y 1m
Amount delinquent:	$203	Total credit lines:	46	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,297	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	39	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	msright75	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 97% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	1 ( 3% )	520-539 (Feb-2008) 520-539 (Dec-2007) 520-539 (Nov-2007) 560-579 (Aug-2006)
Principal balance:	$0.07	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card debt.? I was just recently engaged and I hope to use these fund to pay off of my credit card debt before the wedding.?
My financial situation:
I am a good candidate for this loan because I have steady income from a job that I have held for the last 13 years.? Over the past year, I have been working diligently to improve my credit score.??I have made significant progress on clearing my debt and making payments ontime.? My?credit score has increase by 100 points.? I?will continue this same path in repaying this?loan.?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 100
??Car expenses: $ 540
??Utilities: $ 400
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200?
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 400
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1992	Debt/Income ratio:	61%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 22	Length of status:	8y 7m
Amount delinquent:	$0	Total credit lines:	72	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,255	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	benefit-blanket	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Increase credit score to refinance
Purpose of loan:
This loan will be used to? I would like to pay off some smaller credit cards to have one payment and to increase my credit score so that I can refinance.?
My financial situation:

I am a good candidate for this loan because? I have not had an delinquencies in the past 7 years.? I always pay my credit cards and loans on time every month.? I have a second job as a waitress but it does not show on my credit so my debt to income ratio is high.? I can afford all of my bills every month but would like to refinance to get a lower interest rate.? I had to use credit cards in the past to pay some medical bills over the past 5 years.? I also made some larger purchases for my home.? My fiancee also lives with me and pays half of the bills.? He makes approximately the same monthly income as I do.? His income is not included below.

I am reposting this listing.? I can make payments on this loan.?

Monthly net income: $ 3159.00

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ included
??Car expenses: $ paid off
??Utilities: $?80.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1986	Debt/Income ratio:	80%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	8 / 9	Length of status:	5y 11m
Amount delinquent:	$224	Total credit lines:	28	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,478
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	brownskingal	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to?Pay off some high interest credit card debt and return to a normal life.
y financial situation:
I am a good candidate for this loan because?I am retired and recieves a?pension and SSD Benefits?

Monthly net income: $ 1400.00

Monthly expenses: $ 400.00
??Housing: $ Daughter and her dad pays mortgage(my name is on deed but I?do not pay mortgage
??Insurance: $
??Car expenses: $ 100.00 monthly (Gas) Son repairs my car if needed
??Utilities:??
??Phone, cable, internet:?
??Food, entertainment: $100.00?
??Clothing, household expenses $50.00?
??Credit cards and other loans: $300.00
??Other expenses:?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.2%

Starting lender yield:	9.80%	Starting borrower rate/APR:	10.80% / 12.92%	Starting monthly payment:	$326.44

Auction yield range:	3.93% - 9.80%	Estimated loss impact:	3.28%
Lender servicing fee:	1.00%	Estimated return:	6.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1999	Debt/Income ratio:	21%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,617	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	wallstalking	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	45 ( 100% )	740-759 (Latest)
Principal borrowed:	$46,000.00	< 31 days late:	0 ( 0% )	720-739 (Dec-2009) 720-739 (Jul-2008) 740-759 (Jan-2008)
Principal balance:	$12,705.04	31+ days late:	0 ( 0% )
Total payments billed:	45
Description
NO RISK - 4th Prosper Loan!
Purpose of loan:
This loan will be used to?invest in other opportunities. I am currently a lender on Prosper, but I am looking at a variety of investment opportunities. I feel that I am able to find greater rate of returns than the interest rate that will be applied to the loan in areas such as investment properties, ETFs, etc. Obviously, regardless of my return I will not have a problem repaying the loan.

Other Prosper loans:
I have had three Prosper loans since becoming a borrower, and I have already paid off two loans totaling $30,000, both of which have been completely repaid in a shorter time than scheduled.

My financial situation:
I am a good candidate for this loan because?I have been and will continue to be a great Prosper borrower. I currently make 95K a year and my expenses are limited.

Take home after taxes: $5200/month
Utilities: $125/Month
Rent: $700/Month
Phone: $120/Month
Cable: $95/Month
Car: no payment
Insurance: $120/Month
Prosper Loan: $580/Month
Total Expenses: $1740/Month

Let me know if you have any questions. Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$164.05

Auction yield range:	3.93% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1968	Debt/Income ratio:	9%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	13 / 13	Length of status:	9y 0m
Amount delinquent:	$50	Total credit lines:	20	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,873
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	Yes
Screen name:	contract-whistle	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal 1
Purpose of loan:
This loan will be used to?
Make repairs on automobile, purchase new appliance, pay off some small bills
My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$314.52

Auction yield range:	2.93% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-2004	Debt/Income ratio:	9%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,203	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	dough-pro2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding vending business
Purpose of loan:
This loan will be used to purchase new vending machine equipment to expand my business.

My financial situation:
I could?use personal funds to purchase this equipment outright, but I would prefer to finance it and assume the debt on behalf of my business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 25.95%	Starting monthly payment:	$269.15

Auction yield range:	10.93% - 21.50%	Estimated loss impact:	11.32%
Lender servicing fee:	1.00%	Estimated return:	10.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1996	Debt/Income ratio:	25%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	21 / 19	Length of status:	1y 2m
Amount delinquent:	$715	Total credit lines:	31	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,340	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	magnetic-value0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off higher interest credit card debt in a more effective manner, to allow me to finish working on my Masters Degree in Nursing over the next 2 years with out having to take out additional student loans, or take on a second part time job.

My financial situation:
I am a good candidate for this loan because I am in a stable industry, with a good job, with a company that is showing great growth. I have a great steady income.

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 115
??Car expenses: $ 675
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $? 1500
??Other expenses: $ Tuition $650, Emergency savings $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	7	Current / open credit lines:	6 / 6	Length of status:	30y 1m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,306	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	deal-hootenanny	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advertising expansion online store
Purpose of loan:
We need to expand our online electronics store we currently have 300 items and if we get the loan we will be able to offer over 26,000 items and we need to set up a more advertising. Please go to www.smokindigitaldeals.com that is our electronics store. The money will also go to an advertising campaign which will put ads on the top 300 search engines an do a mass email campaign of 500,000 emails.
My financial situation:
We have a cleaning company that has been in existence for 31 years and currently have 102 clients that have all been with us for at least 10 years
Monthly net income: $
$7051.00?????? $1911 ssd ,$1640family home care, $3500 puns cleaning service
Monthly expenses: $
??Housing: $ 1960.00
??Insurance: $ 300 per month
??Car expenses: $ 212
??Utilities: $ 250
??Phone, cable, internet: $?150
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150-
??Other expenses: $ 200
????????????????????????????total $3722.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1985	Debt/Income ratio:	24%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	30 / 27	Length of status:	26y 8m
Amount delinquent:	$29	Total credit lines:	64	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$79,504	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	benefit-tamer5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping family move
Purpose of loan:
This loan will be used to? help family move

My financial situation:
I am a good candidate for this loan because?always make my payments?

Monthly net income: $ 16,000.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1998	Debt/Income ratio:	31%
Credit score:	600-619 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,340	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	meagan1977	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	560-579 (Jul-2008)
Principal balance:	$442.56	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Get rid of this Payday Loan ASAP!
The purpose of this loan is to pay off a Payday Loan and the final balance of my car.

I make a decent amount of money for a single person living on my own. Once these two loans are paid off, I will be freeing up $550+ per month. Just paying a small fraction per month would be lovely. I could use the excess to pay off the smaller credit cards that I have left as well as finally putting money into a savings account.

I have had the payday loan for way too long and while I haven't missed a single payment, I find myself just making interest payments. It's too much money to be wasting every month. I feel like it will never go away. The payments are so large that I sometimes have to increase the balance of the loan just to make the payment. I feel like it's a cycle and I'm frustrated that I ever took it out to begin with.

Also, I would just like to mention that I currently have a Prosper Loan and I have never missed a payment. I don't miss payments on anything, I just find that I never have any free cash.

Net Income: 2200

Expenses:
Rent: $400
Car Expenses: $200
Car insurance: $140
Cell: $70
Utilities, Cable: $100
Loans, Student Loans: $120
Credit Cards: $200
Food, Entertainment: $250
Household, Gas?Expenses: $100
Payday Loan: $350+

Thanks for reading!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$243.17

Auction yield range:	5.93% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2001	Debt/Income ratio:	24%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,990	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	wealth-statuette	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high Int CC and Consolidate
Purpose of loan:
The purpose of my loan is to pay off my credit card and consolidate other wedding related debts.?

My financial situation:
I am a good candidate for this loan because I have an excellent credit history with a very steady income.? I am currently employed at the US Dept of Justice and my husband is a CPA.? We've never been late on any of?our monthly?payments and?we have very stable jobs.? My?husband and I have gross monthly income of $8,700 and total monthly expenses of about $4,100.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	5.93%	Starting borrower rate/APR:	6.93% / 9.00%	Starting monthly payment:	$462.68

Auction yield range:	5.93% - 5.93%	Estimated loss impact:	6.03%
Lender servicing fee:	1.00%	Estimated return:	-0.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-1999	Debt/Income ratio:	7%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,464	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	money-kingdom	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Loan
Purpose of loan:
This loan will be used to buy my new car.

My financial situation is very stable and I have good income:
I am a good candidate for this loan because I have good credit, I never paid anything late or am deliquient, I have steady job and qualify for any loan.

Monthly net income: $7000

Monthly expenses: $3000
??Housing: $700
??Insurance: $100
??Car expenses: $100
??Utilities: $300
??Phone, cable, internet: $200
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $190
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$158.33

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-2000	Debt/Income ratio:	30%
Credit score:	620-639 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 3	Length of status:	13y 6m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$532	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	truckdrivin	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	540-559 (May-2008) 540-559 (Sep-2007)
Principal balance:	$563.38	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
3rd Go NO HR PLEASE READ CR up 80+
Purpose of loan:
This loan will be used to pay off first Prosper?loan early, pay off the LAST credit card I have?and take my wife and kids on a vacation. We have NOT had one in 7 years! We are REALLY due for one!!! This is the 3rd time listing this request. My monthly debts are now $600 less since I have no more child support payments since last week?as my daughter is 18 and going to college on a scholarship! This IS a SOLID RETURN investment for ANY lender! I have raised the interest rate to 35% in hopes of getting funded. My last loan request funded 2 years ago when my score was about 550, now it is 80+ points higher due to my drive to build my credit score back up to AAA! THANKS FOR LOOKING!!!!

My financial situation:
I am a good candidate for this loan because I am honest and a GOOD payer of my debts. Check my status with Prosper. My credit score is up 80+ points since my first loan 2 years ago! I may not have many personal possesions, but what I do have is my honesty and integrity. SHOULD NOT BE rated?HR!!!!!! I DONT know why they rate me as "HR" See my credit score please. Again....This IS a SOLID RETURN for ANY lender! YOU will NOT lose on this investment! Please feel free to send me a message with any questions you may have!?Thanks again!

Monthly net income: $ 2800 (me)? $2100 (wife)

Monthly expenses: $?1900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$223.36

Auction yield range:	5.93% - 33.00%	Estimated loss impact:	5.56%
Lender servicing fee:	1.00%	Estimated return:	27.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1990	Debt/Income ratio:	11%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	36y 6m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,566	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	chevy92	Borrower's state:	Virginia	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	16 ( 100% )	720-739 (Latest)
Principal borrowed:	$15,900.00	< 31 days late:	0 ( 0% )	740-759 (Dec-2009) 760-779 (Nov-2009) 720-739 (Aug-2008) 700-719 (Mar-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Consolidating some debts
Purpose of loan:
This loan will be used to consolidate?a few debts that have interest rates higher than I like.?Additonally I like the prospect of borrowing through Prosper. I have had?Prosper?loans in the past and have made all payments on time and will do so with this one. Payments will be automatic.

My financial situation:
I am a good candidate for this loan because I have a very long job history and I make a very good salary.? I try very hard to maintain good credit and the only way I know to do that is pay my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1996	Debt/Income ratio:	18%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	3y 0m
Amount delinquent:	$0	Total credit lines:	65	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	57	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	foxy-income6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car needs work
Purpose of loan:
This loan will be used to??car repairs
My financial situation:
I am a good candidate for this loan because?
it is small amount to be paid back.wife works ?
Monthly net income: $2,610.00
Monthly expenses: $
??Housing: $ 1475
??Insurance: $ car 100.00
??Car expenses: $
??Utilities: $ 125.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 388.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	13y 4m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$938	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	justice-ecstasy	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt
Purpose of loan:
This loan will be used to? eliminate some bill into one monthly payment
My financial situation:? fair
I am a good candidate for this loan because?i have agood reputation for paying my bills not appling for bankruptcy?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 660.00????????????
??Insurance: $ 152.00
??Car expenses: $ 95.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 21.28%	Starting monthly payment:	$270.88

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	19.23%
Lender servicing fee:	1.00%	Estimated return:	-2.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-2005	Debt/Income ratio:	20%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	peace-pizza6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting the new floor
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$498.21

Auction yield range:	10.93% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2005	Debt/Income ratio:	32%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$913	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	compassion-surfer3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
real estate business
Purpose of loan:
This loan will be used to?
buying foreclosure house, fix and sell

My financial situation:
I am a good candidate for this loan because?
I am very responsible, I came to States in 2005,(I got married here), Since I build up credit here, I never been late for any kind of payments, My spouse is a realtor, she will hunt house!! We did few houses, and we wants to do little more - market is excellent now. We also have some cash, we just need to borrow little more to make it up.

Monthly net income: $ spouse and i together?$6000

Monthly expenses: $ 4500
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2002	Debt/Income ratio:	44%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,602	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	dedication-bridge	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt! Want2getMarried!
Purpose of loan:
This loan will be used to consolidate my debt and get it paid off in?3 years.? I want to get married in a couple of years and not be stressed with looming?debt hanging over our heads.??I would also like to?buy a house and have children in the?next?5 years?and not have this debt burden holding me and my boyfriend back.

My financial situation:
I am a good candidate for this loan because I have never been late on a payment, have a steady job, and am motivated to pay off the loan during the term. I am an extremely responsible individual and take this loan seriously.

Monthly net income: $2,000

Monthly expenses: $1,288?
??Housing: $400
??Insurance: $134
??Car expenses: $120
??Utilities:?N/A included in rent?
??Phone, cable, internet: $70
??Food, entertainment: $100
??Clothing, household expenses?$100?
??Credit cards and other loans: $334
??Other expenses: $30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1993	Debt/Income ratio:	16%
Credit score:	620-639 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,721	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	certifiedlifecoach	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,200.00	< 31 days late:	0 ( 0% )	620-639 (Jul-2007)
Principal balance:	$41.72	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Successful, Internet Marketer/Actor

? Hi I'm a hard working man who has went through?two layoffs wihin the past 4 yrs.?
....I just started my own internet marketing company, "Integrative Marketing Strategies"? registered here in the State of Ohio and would like to never have to experience a layoff ever again.?
? I've been studying with top well known internet Marketing Guru,? for the past six months and am now scheduled to launch a lucrative affiliate sales program as well my own products and web sites.? I have some start up costs for this launch, but because of the team that I am aligned with success is almost guaranteed.?
? ?I've worked hard my entire life since the age of 15.? My natural work ethic combined with the team I have is a naturally sound investment.? In my sales background which includes Nordstrom's and ten yrs. in the jewelry business I've developed great sales success generally being number one at each place of employment.??I also have a passion for the craft of Acting which also brings additional income from commercials.?
? ?I thank you for your time and your consideration of funding my loan.?
?????????????????????????????????????????????????????????...Sincerely,?Successfully Self Employed?. :-)?
? p.s. Next month I will complete final payment on my first Prosper.com loan which began 36 months ago.???? I have an excellent track record, and a good credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1982	Debt/Income ratio:	12%
Credit score:	620-639 (Jul-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	10 / 8	Length of status:	25y 10m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Teacher
Public records last 12m / 10y:	0/ 4	Revolving credit balance:	$8,342	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	teach24	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	600-619 (May-2008) 600-619 (Apr-2008)
Principal balance:	$1,683.14	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
2nd Prspr loan - 25 yrs w/ employer
Thank you to everyone who bid on my previous listing.

The purpose of this loan will be to put in a driveway and add a deck to the home I just built. This is my second Prosper loan.

ABOUT MY HR RATING:

I am a bit surprised by this. My FICO score has increased since my last Prosper loan...and my bank card utilization is less. There was a 2 week period between the closing on my previous home and the closing on the one I just built. I assume that lapse has made Prosper consider me as a non-homeowner. The inquiries on the report are from working with mortgage companies and obtaining a home owner's insurance policy. Any DQs are inaccurate and from a failed business venture in 2003. You will see the amount owed is $0. I just obtained a conforming mortgage...so I assume my credit is fair.

I am a teacher and have been with my current employer for over 25 years. I am #1 for seniority in my department.

My last 25 Prosper loan payments have been 100% on time. The new loan will be automatically deducted from my checking account also.

Thank you so much for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1996	Debt/Income ratio:	19%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	14 / 12	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,731	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	newest-fairness-toro	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off 3 of my 4 credit cards
Purpose of loan: Pay off two credit cards.
This loan will be used to?
to payoff 3 of 4 of my credit cards (1) credit card for?$300, other $3000 and the other for??$4000.?
My financial situation:? I have a great job and a nice military pension that equals to over $90,000 a year.? I have a wife and 3 kids and one on the way (my wife is 38 weeks pregnant).
I am a good candidate for this loan because?
I have good credit, I pay my debts timely, and the only bad mark on my credit report is the loss of my home to foreclosure.
Monthly net income: $ 90.700

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 128
??Car expenses: $ 566 mo. payment and $180 on gas
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $?1000
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 400
??Other expenses: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 35.65%	Starting monthly payment:	$174.22

Auction yield range:	16.93% - 31.00%	Estimated loss impact:	25.82%
Lender servicing fee:	1.00%	Estimated return:	5.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-2009	Debt/Income ratio:	Not calculated
Credit score:	600-619 (Jul-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$240	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	Knowledge_Is_Power	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Jun-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Trying to continue my education.
Purpose of loan:
This loan will be used to further fund the rest of my education. I am transferring to a university after my summer classes and I've got financial aid and a couple of grants to pay most of the tuition, but I came up short about $4,500. Please consider.

My financial situation:
I am a good candidate for this loan because I pay off all of my debts on time and in the correct amount. Never a penny less. If you look at my credit score, it's only in the 600-619 range because I tried applying for a loan through my bank, and with this economy, they will only accept applicants with a near perfect credit record, which I don't think anyone has. So yes, they denied it. My credit score prior was a 652 with no late payments on anything. My current job is very stable, and I just received a raise, so I save up around $740 a month.

Monthly net income: $ 950

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 45
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 65
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,410	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	pound-equalizer	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Make the world a better place
Purpose of loan:
This loan will be used to?
Incorporate my business, obtain supplies and advertising.
My financial situation:
I am a good candidate for this loan because??
?My credit reports show that I am trustworthy. All of my financial obligations are paid on time.
Monthly net income: $ 4000.00+-

Monthly expenses: $
??Housing: $ 400.72 mo. including insurance?
??Insurance: $ 72mo. car??
? Car expenses: $?30 mo. gas?
? Utilities: $ water 14.00, elec 48.00 mo.+-?
? Phone, cable, internet: $ cell 62.00 mo.? home phone 50.00 mo.??? internet 19.99 mo.??
??Food, entertainment: $ 150.00 mo.??
? Clothing, household expenses $ 40.00 mo.+-??
? Credit cards and other loans: $ 89.00??
? Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 461878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.56%	Starting monthly payment:	$227.50

Auction yield range:	16.93% - 27.00%	Estimated loss impact:	38.17%
Lender servicing fee:	1.00%	Estimated return:	-11.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-2006	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 8	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,729	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	102%
		Homeownership:	Yes
Screen name:	NewNurse1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	700-719 (Mar-2010) 720-739 (Feb-2008) 700-719 (Aug-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Payed 100% on-time, 2nd Loan Now.
Purpose of loan:
Pay down a high interest credit card...would rather pay interest to Prosper member than to credit card company.? This is our second Prosper Loan, we payed the first one 100% on-time...this second one will not be any different. Only reason why my credit score has gone down is because I have student loans and more revolving debt on my credit now.

Monthly net income: $ 2900

Monthly expenses: $ 1900
My husband and I can afford this extra payment...we are hoping the the APR will be bid down. Thanks, Happy Bidding
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$259.99

Auction yield range:	13.93% - 14.00%	Estimated loss impact:	14.80%
Lender servicing fee:	1.00%	Estimated return:	-0.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1999	Debt/Income ratio:	22%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Occupation:	Other
Amount delinquent:	$0	Total credit lines:	19	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,241
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	return-baron5	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off higher rate accounts (credit cards). #1, $3300 at 23%, #2: $3000 at 20%, #3: $400 at 19%, #4: $600 at 18%, any remainder paid to card at $16%.

My financial situation:
I am a good candidate for this loan because I have perfect payment history, and am currently?paying more?each month to the credit cards?I will pay off with this?loan than the loan payment will be.? The requested loan is part of a 3 year plan to reduce interest rates on the highest rate?accounts, therefore lowering the payments, and allowing us to put additional funds into savings during that time.? We plan to build a new home in 4 years, and this loan will help us with all of the above goals, as well as?help?raise?my credit score due to a lower utilization factor on the cards.?? Please note that the monthly expenses below are the share of the expenses that come from my income. My spouse and I share the bills equally from our incomes. My stated income of $81,000 includes a $62,000 base pay, and $19000 (before taxes) bonus (for 2010) paid in early March, most of which was used to for home improvements this year.

Monthly net income: $ 3900 (after tax amount)

Monthly expenses: $
??Housing: $ 1015 (house payment, taxes)
??Insurance: $?70 (home and auto)
??Car expenses: $ 420 (includes fuel/maintenance/car payments)
??Utilities: $ 120
??Phone, cable, internet: $?55 (company pays some of it, I work from home)
??Food, entertainment: $ 260
??Clothing, household expenses $ 100, plus or minus a few dollars
??Credit cards and other loans: $ 510
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,899.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 21.28%	Starting monthly payment:	$68.59

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	24.93%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-2009	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	4	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	cash-encore9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying car from private owner
Purpose of loan:
This loan will be used to? purchase a car to secure a job position

My financial situation:
I am a good candidate for this loan because? i will pay back promptly

Monthly net income: $ 450-520

Monthly expenses: $
??Housing: $?0
??Insurance: $ 30
??Car expenses: $ 30
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$393.72

Auction yield range:	3.93% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1980	Debt/Income ratio:	12%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$62,988	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	bluebird26	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off a car and credit cards
Purpose of loan:
This loan will be used to? to consoildadate my bills

My financial situation:
I am a good candidate for this loan because? because of my consistant ways and up keep of all my financial obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$278.73

Auction yield range:	16.93% - 19.00%	Estimated loss impact:	25.06%
Lender servicing fee:	1.00%	Estimated return:	-6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-2003	Debt/Income ratio:	42%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$71	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	credit_worthy_mommy	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Me and You...Shooting for the Stars
Purpose of loan:
This loan will be used to consolidate?loans totaling $7500. The monthly payments for these total at $513.56. When I receive this loan, I will pay these off and the monthly payment for the new loan should be around $280.00 or less depending on the final interest rate. This will save me $233.56 or more each month in payments.

My financial situation:
The financial situation that I am currently in is not the best (according to me) but I have made huge strides and will continue to do so until I reach my "happy" place. I?was blessed to receive a lot of help from my family throughout my life and because of this?I have been able to work diligently?towards?a credit score over 760 with absolutely NO deliquencies. I am a single mother at the age of 30 and I most certainly consider that to be a huge achievement. I?love that I?will be able to offer my son financial advice while at the same time I am "walking the walk".

Monthly expenses:?
??Housing: $?I do not pay rent?
??Insurance: $ 65
??Car expenses: $ 240
??Utilities: $ 80
??Phone, cable, internet: $?45
??Food, entertainment: $?150
??Credit cards: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	13.93% - 34.00%	Estimated loss impact:	15.77%
Lender servicing fee:	1.00%	Estimated return:	18.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1992	Debt/Income ratio:	7%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	44	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	scholarly-wave8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to?Just bought a house with safety issues I need to replace old knob and tube wiring

My financial situation:
I am a good candidate for this loan because?Up until now I have paid everything with cash, I have no credit cards. I believe in a loan for personal needs. 8 years ago I was out of work for 11 months, I had no choice but to do bankruptcy. Since then I have been employed for 7 years and just purchased a home. I can't get a home equity loan because the house doesn't have enough equity. This is really my last option.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $0
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $230 Student Loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-2001	Debt/Income ratio:	18%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	3 / 3	Length of status:	6y 3m
Amount delinquent:	$13,539	Total credit lines:	18	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	dollar-ninja424	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of two loans
Purpose of loan:
This loan will be used to?
Consolidate three of my smaller loans.???????
My financial situation:
I am a good candidate for this loan because??????
I was divorced four years ago and I am starting to rebuild my credit and I WILL NOT default on any loans.
Monthly net income: $
2700
Monthly expenses: $
??Housing: $ 500
??Insurance: $ I pay insurance twice a year.? I paid this in June so I won't have to pay again until December
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 300????
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1998	Debt/Income ratio:	92%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	10 / 8	Occupation:	Administrative Assi...
Amount delinquent:	$2,617	Total credit lines:	29	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$82
Delinquencies in last 7y:	19	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	exciting-credit285	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt and credit cards
Purpose of loan:
This loan will be used to pay off my debt so I can get back on track.

My financial situation:
I am a good candidate for this loan because I need to pay off debt so I can help my family with our housing expenses. So please approve my loan, I will be so greatful if I can get this loan. Thank you

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 302.00
??Utilities: $ 0
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	7.20%	Starting borrower rate/APR:	8.20% / 10.28%	Starting monthly payment:	$235.72

Auction yield range:	5.93% - 7.20%	Estimated loss impact:	6.05%
Lender servicing fee:	1.00%	Estimated return:	1.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1996	Debt/Income ratio:	27%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,774	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	Xanadu2You	Borrower's state:	Washington	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
760+ score, guaranteed payment.
Purpose of loan:
Consolidate and pay off all remaining high-interest credit card debts incurred during 2 years of unemployment.

My financial situation:
Despite an extended period of unemployment, I have been able to take my credit score to the upper 700s by making it a priority to pay my bills regularly.? One year into my new job, I've already cut my unemployment-related debt in half.

With the home crafting business to supplement the income from my full-time employment, I have a strong understanding of how financing works, and the importance of spending money wisely.? A loan at this percentage will allow me to pay off my debts, whereas my current payments on high-interest credit cards are not gaining any traction.

Examples of my work from my home crafting business are available on my website:? http://www.Xanadu2You.etsy.com

My full-time employment is funded by a long-term contract with a federal agency, and is extremely stable.? In addition, I have strong support from friends and family, who have graciously lent me money as-needed to keep me solvent while unemployed, and who will be willing to back me up again if I ever need their support.? Part of the loan that I am requesting here is to pay back those family members and friends who have supported me.? For that reason, I am NOT asking friends/family to invest in me further -- they have already invested in me, and it is time I paid them back.

Please ask me any questions you may have.? This is a GUARANTEED investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	9	Current / open credit lines:	4 / 4	Length of status:	4y 6m
Amount delinquent:	$5,871	Total credit lines:	24	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	ideal-commerce8	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacing floors
Purpose of loan:
This loan will be used to?fix up a?home for sale.

My financial situation:
I am a good candidate for this loan because I have nearly $100K in equity in the home?which will be?placed on the market within 3 months.

Monthly net income: $ 6000

Monthly expenses: $ 4000
??Housing: $ 2700
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $?300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$410.94

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1970	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	18	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,240
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	unassuming-capital7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business Venture Capital Needed
Purpose of loan:
This loan will be used to fund a business venture that will relocate my son in law and daughter to the Dallas Area. An opportunity exists to capitalize on REO opportunities through direct contact with asset managing firms.

My financial situation:
I am a good candidate for this loan because I own my home and have great credit. I have plenty of capital in my retirement funds but my portfolio is doing so well that I do not want to withdraw them.

Monthly net income: $ 7000????????

Monthly expenses: $ 25095
??Housing: $ 0
??Insurance: $ 120
??Car expenses: $?300
??Utilities: $ 250
??Phone, cable, internet: $ 75
??Food, entertainment: $ 800
??Clothing, household expenses $ 550
??Credit cards and other loans: $ 0
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2005	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	21	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,561
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	tower24	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Best approach to learning
Purpose of loan:
This loan will be used to add to my start up capital for a tutoring business. The business will provide individualized instruction for for students from 1st grade through college in Alpharetta, Georgia. The subjects to be taught will include Reading, Writing, and Math.
?The major expenses for starting up this business include securing a leased space, minor construction to create small classrooms for instruction and minimise distraction. Other expenses include furniture, marketing, etc.
May I also add that I?have a masters degree in Education?have been a tutor at Minot State University Writing Center, ND. In June 2010, I began working at a Tutoring club location in Georgia,?but was asked by the owner to stop work?because she did not have any enrollment.
This loan will enable me to put my professional experience to good use and make?good income as well. ?

My financial situation:
I am a good candidate for this loan because I have never failed to pay a bill on time; it is not in my character. Among many other reasons to trust that I will pay this loan is that I have about $8,000 already saved up for my business. My husband and I currently own our home of $450,000 with a mortgage of 2500. I am currently not part of the mortgage loan as my credit reports because I was unemployed when we bought the home. In addition to the above information, my husband is a Medical Doctor with an income of $200,000 a year. We have never defaulted on a loan and will not dissapoint anyone who invests?in us. In?only six years of professional employment?between my husband and I, we have a networth of almost 300,000 dollars.?We will appreciate?a loan now,?and may even pay it off earlier than required.

Monthly net income: $ 11-12,000

Monthly expenses: $
??Housing: $ 2500
??Insurance: $1000
??Car expenses: $ 450
??Utilities: $750?
??Phone, cable, internet: $ 250
??Food, entertainment: $800
??Clothing, household expenses $1000
??Credit cards and other loans: $2000
??Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$143.83

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-2001	Debt/Income ratio:	7%
Credit score:	720-739 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	yield-widget	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding/Honeymoon funds
Purpose of loan:
This loan will be used to pay off the rest of our wedding and give us a little spending money to go on our honeymoon.

My financial situation:
I am a good candidate for this loan because I have learned from my past debt mistakes and after going through a bankruptcy I will NEVER put myself in a situation where I have to go that route again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1996	Debt/Income ratio:	41%
Credit score:	680-699 (Jun-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	11y 0m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$22,140	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	safe-dedication9	Borrower's state:	Michigan	Borrower's group:	Road To Better Credit
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payin of HFC
Purpose of loan:
The purpose of this loan is to pay off a HFC personal loan.? The current payment is three hundred dollars a month.? Of which only twenty dollars goes to pay the loan.? I have not been late on this loan or any other bill foe the past seven years.? I have a good and stable job at Ford so I can pay this loan back.? The reason I have so much debt is I tore my MCL and ALC and could not work for five months.? My goal is to be debt free within the next three years.?

Monthly net income: $ 5700

Monthly expenses: $ 4500
??Housing: $0 the house is in my wife's name?
??Insurance: $800 per year
??Car expenses: $623 This car will soon be sold.? I have a buyer all set.
??Utilities: $340
??Phone, cable, internet: $200
??Food, entertainment: $659
??Clothing, household expenses 176.
??Credit cards and other loans: $ 247
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 21.28%	Starting monthly payment:	$180.59

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	19.23%
Lender servicing fee:	1.00%	Estimated return:	-2.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1998	Debt/Income ratio:	18%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 12	Length of status:	2y 9m
Amount delinquent:	$844	Total credit lines:	44	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,420	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	35%
		Homeownership:	Yes
Screen name:	euro-fir	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used Jeep Wrangler
Purpose of loan:
This loan will be used to? I am buying a used Jeep Wrangler

My financial situation:
I am a good candidate for this loan because? I am great with finances... I don't want to use my money from savings or my ROTH

Monthly net income: $ 3880

Monthly expenses: $
??Housing: $ 801
??Insurance: $ 135
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $ 110
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$164.38

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-2002	Debt/Income ratio:	15%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,069	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	lgh-dc-gal	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of Debt
Purpose of loan:
This loan will be used to pay off some credit card debt.? I am making consistent and large payments at present and I know I could work off the debt eventually, but I am anxious to get out from underneath some rather high APRs.? My current debt is roughly $10k and my payment history is spotless.? I currently have budgeted approximately $600 for monthly payments.? My grand-scheme goal is to get my debt paid off as quickly as possible so that I can start saving money towards purchasing a home before the market turns back up.

My financial situation:
My parents went through a bankruptcy while I was in college, and I had to send money home quite frequently.? Even though I worked two to three jobs most of the time, I still had to live off of credit cards for quite some time.? It took me a couple years, but I have worked hard to get my life and my career to the point that I can aggressively pay down these loans now.? I make over $70k a year, will be receiving a substantial raise in the next 6 months due to an organizational restructuring, and my job is currently paying my student loan bills for me at a rate of $10k per year.? I also live alone with no dependents, so I'm very anxious to put as much money towards this as is necessary.? I could be content to work the debt off the traditional way, but I would love to get out from underneath some of my higher APR credit cards.? Although my debt is roughly $10k, my payment history is spotless.? I also work for the U.S. House of Representatives as a public servant, so I have arguably the best job security possible in this economy.

Monthly net income: $ 3200

Monthly expenses:
??Housing and Utilities: $ 1595
? Emergency Savings: $ 200
??Phone, cable, internet: $ 185
??Food, entertainment, clothing, groceries, etc: $ 550
??Credit cards and other loans: $ 570
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1997	Debt/Income ratio:	24%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 3	Length of status:	3y 3m
Amount delinquent:	$167	Total credit lines:	15	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	determined-power4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PLEASE help me, I have cancer!!!
Purpose of loan:
This loan will be used to? Payoff some bills that were created due to medical necessity.? I had to have an emergency hysterectomy and that caused some very unwanted medical bills.? I am?in a very good, stable job, but I need a little bit of money to give me a boost and get the bills?paid off.? I was just diagnosed with skin cancer this month and it is very treatable, but with the financial stress added to that, I am very stressed out.? I am very responsible and always take responsibility for my obligations.? Please allow me the opportunity to pay those bills off.

My financial situation:
I am a good candidate for this loan because? I am a very responsible person that fell on a temporary hard time due to an emergency hospitalization.? I have very steady and good income.

Monthly net income: $7500.00

Monthly expenses: $
??Housing: $1579
??Insurance: $60
??Car expenses: $100
??Utilities: $500
??Phone, cable, internet: $0
??Food, entertainment: $300
??Clothing, household expenses $0?
??Credit cards and other loans: $200
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.46%	Starting monthly payment:	$61.64

Auction yield range:	10.93% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1988	Debt/Income ratio:	14%
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41,881	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	xman1999	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dept Consolidation and Property Tax
Purpose of loan:
Consolidating credit cards with higher rates to help increase my overall/monthly finances.? Taking a snowball approach to reducing All debt.

My financial situation:
I am a good candidate for this loan because I have steady income, a property in S.F. that I still as collateral, good 2900/mo rental from great tenants.? I also have for the most part in my "Credit History" always paid on time and early and on have 1 delinquent in the past 7 years.? I believe I relied on my auto payment too much without "double-checking" to insure that bills where paid.? I believe that this is an excellent deal I have in a great part of Dallas and have the financing lined up to purchase.

Monthly net income: $
@$3300/mo wifes Incomeafter taxes
$2900/mo San Francisco Rental
@$5200/mo after taxes

Monthly expenses: $
??Housing: $2150 (Dallas home), $2300 (San Francisco Rental)
??Insurance: $ 150
??Car expenses: $?101 Insurance
??Utilities: $ 300
??Phone, cable, internet: $ 99
??Food, entertainment: $ 500-700
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$492.15

Auction yield range:	3.93% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1995	Debt/Income ratio:	14%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,012	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	green-admirable-yield	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cost of National TV Appearance
Purpose of loan:
My company has an opportunity to promote our product on a national TV program. We need the money to help fund some of the misc expenses that this opportunity will require including additional inventory, staffing, and marketing expenses. The increased sales from this appearance along with the increased brand awareness will be of tremendous benefit and will pay for the loan many times over in a short amount of time.??

The TV program will reach roughly 2million viewers I our target demographic thus maximizing our efforts. It also has the advantaged of implied endorsement and is not a commercial.

My financial situation: I have a solid credit report and financial track record. I have multiple stable forms of income, including residual income and rental income, and that further bolsters my ability to repay. Furthermore, the loan payments will be paid primarily by the business which currently makes $6000+ plus per month with a profit margin of 37%, more than enough to repay the loan payments without even relying on my personal income.??

I have over 6 yrs of experience in my field and have held high level positions for multi million and billion dollar companies in my industry. I am now leveraging that experience to benefit my own company.??

Please help take advantage of this tremendous opportunity, I?d much rather have individuals benefits from the interest and not the big banks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$150.93

Auction yield range:	3.93% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1989	Debt/Income ratio:	11%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,831	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	first-likeable-credit	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Covered patio
Purpose of loan:
This loan will be used to?
Extend and cover my patio an include a bricked outside BBQ

My financial situation:
I am a good candidate for this loan because?
I make sure to pay my bills and If I can't afford it I don't need it
Monthly net income: $
2400.00

Monthly expenses: $
??Housing: $
??Insurance: $ 50.00
??Car expenses: $
??Utilities: $ 125.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 65.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	13.93%	Starting borrower rate/APR:	14.93% / 18.22%	Starting monthly payment:	$259.73

Auction yield range:	13.93% - 13.93%	Estimated loss impact:	14.80%
Lender servicing fee:	1.00%	Estimated return:	-0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-2002	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,238	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	silver-neptune	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
education
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 468992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1996	Debt/Income ratio:	8%
Credit score:	780-799 (Jul-2010)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	7y 8m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	orange-generous-loyalty	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to remodel a rental property I have.

My financial situation:
I am a good candidate for this loan because I have reasonably good credit history, and good income.

Monthly net income: $ 13600

Monthly expenses: $ 6800
??Housing: $ 2500
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1000
??Clothing, household expenses $?500
??Credit cards and other loans: $ 2000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	22.65%	Starting borrower rate/APR:	23.65% / 27.12%	Starting monthly payment:	$585.74

Auction yield range:	7.93% - 22.65%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1997	Debt/Income ratio:	28%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,331	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	sincere-rate4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	8.90%	Starting borrower rate/APR:	9.90% / 13.09%	Starting monthly payment:	$483.30

Auction yield range:	7.93% - 8.90%	Estimated loss impact:	8.88%
Lender servicing fee:	1.00%	Estimated return:	0.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 4	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,483	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	BlueWave	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high % credit card
Purpose of loan:
This loan will be used to pay of a high interest credit card. All finances in good shape. Need a bit more time to pay everything off and not get charged high interest rates in the process. Have been a lender here for a while and now seeing if taking a loan out will help me like I've been able to help others. Thanks!

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 7.05%	Starting monthly payment:	$104.90

Auction yield range:	3.93% - 4.00%	Estimated loss impact:	3.49%
Lender servicing fee:	1.00%	Estimated return:	0.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1986	Debt/Income ratio:	16%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,171	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	gold-encourager1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit car balance.? My friend tried this and recommended it to me.? I am looking forward to consolidating all of my credit cards.

My financial situation:
I am a good candidate for this loan because I am steadily employed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$162.51

Auction yield range:	3.93% - 9.50%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	5.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1986	Debt/Income ratio:	14%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 5	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,538	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	golden-commitment9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I Cut The Cards/Help me reduce rate
Purpose of loan:
The loan will be used to pay off high rates on 3 cards so I can finally find financial peace.? By cutting my rate and paying in 3 years my monthly cost will only go up 10 dollars.

My financial situation:
I am a great candidate for this loan because I love my job working in a program that helps people who can't afford health care get treatment.? Changing my credit cards to this 3 year loan is a good financial move for me.? My current gross income in $39,000 a year. My rent is $4495 and my car expenses are only gas, insurance and maintenance.? My credit card debt is $250 a month.

Why there is debt is the doubling of credit card rates that occured 2 years ago and at the time I did not have a great job.? Delinquencies are over 4 years old.

I certainly will not let you down if you assist me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	10.93%	Starting borrower rate/APR:	11.93% / 15.16%	Starting monthly payment:	$149.31

Auction yield range:	10.93% - 10.93%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2004	Debt/Income ratio:	23%
Credit score:	740-759 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	18y 2m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$893	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	point-ally	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to get rid of a 22% annual interest credit account with Orkin?Pest Control?(termite control and gutter treatment)?that I have taken on to help out my mother.? I'm trying to get a lower interest rate so I don't lose out on as much money.? The credit account is in her name but I'm making payments.? I plan on closing out this loan within 1 1/2?- 2 years

My financial situation:
I am a good candidate for this loan because my job is stable and I've worked for the same company for over 18 years.? I've recently received a promotion as well as a raise.??I have money in savings but do not want to use that money in case something unforeseen comes up.? I try to avoid using credit cards as much as possible but the occasional emergency has come up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$470.05

Auction yield range:	5.93% - 7.00%	Estimated loss impact:	6.05%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1999	Debt/Income ratio:	37%
Credit score:	780-799 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 16	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$32,391	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	reflective-social0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to payoff 3 credit cards that have a total of roughly 15k in balances.? Each card is current and alwasy has been, the CC companies just moved all my rates up from 5% to 15%.? So I am looking for an alternative that makes sense.?

My financial situation:
I am a good candidate for this loan because I have been in my industry for 8 years directly out of college and have been promoted several times to get to where I want to be.? Wife has a very strong job also and my crdit history shows that I do not miss payments and that I have had credit for a long time considering my age.

Monthly net income: $ $3,700 approx for me, wife is $4,200

Monthly expenses: $
??Housing: $?2,500????
??Insurance: $ 110
??Car expenses: $?600????????
??Utilities: $ 230????
??Phone, cable, internet: $ 120????
??Food, entertainment: $
??Clothing, household expenses $????????
??Credit cards and other loans: $ 1000????
??Other expenses: $?child care $800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1984	Debt/Income ratio:	42%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	18 / 16	Length of status:	8y 2m
Amount delinquent:	$2,473	Total credit lines:	32	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,628
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	reward-lion	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards?

My financial situation:
I am a good candidate for this loan because I am never late with payments and I always pay more than the minimum payment due. My credit cards were used to help start up a non-profit. The only negative on my credit report is for monthly association fees for property I do not own and can't seem to get off my record.

Monthly net income: $ 4255

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 140
??Car expenses: $ 670
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jul-2010)	Inquiries last 6m:	7	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	4	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,408
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	accordion9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I am currently still living with my parents and this loan is to propose to my girlfriend, I do not want my parents help. I have an income of 1000 a month from family. I recently quit my job to finish up school. But during the school year I have a full time job as well.

Monthly net income: $

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 150.
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 20.
??Other expenses: $ 50.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 12.18%	Starting monthly payment:	$477.00

Auction yield range:	7.93% - 8.00%	Estimated loss impact:	8.86%
Lender servicing fee:	1.00%	Estimated return:	-0.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1999	Debt/Income ratio:	40%
Credit score:	780-799 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$360	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	the-relentless-finance	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory for liquor
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?? i am having a good income from my own store where is i am employed. It has a 7-elevn store in missouri and having revenue more than one million doller a year. I can use my credit card available balance about $ 18000 but it has high interest that i do not want to use. This money i need to put liquour inventories to get more customers.

Monthly net income: $ 3500.00 ($ 2600 payroll + $ 900 from business profit avarage )

Monthly expenses: $ 2110.00
??Housing: $ 800.00
??Insurance: $ 120.00
??Car expenses: $ 470.00(car?loan + insurence)
??Utilities: $ 100.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 20.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$203.56

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1993	Debt/Income ratio:	54%
Credit score:	820-839 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,806	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	graceful-money582	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Keeping my home
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1977	Debt/Income ratio:	16%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	60	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	priceless-bill	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Urgent Dental work
Purpose of loan:
This loan will be used to? obtain dentures.? Due to high use of antibiotics my teeth are very bad and are falling out, having to be pulled, etc.? I am 48 years old and my yearly dental plan only allows $1200.00 through my employer.??It is hard to chew things, my mouth hurts, the temporary partial I have cuts my tongue up.? I am a grandmother and it is hard to laugh and smile.? I'm constantly dealing with mouth pain, gum pain, etc.?

My financial situation:
I am a good candidate for this loan because??I have been at my job for 6 + years now.? Same field for 25 years.? I have never been out of work, except for a 2 week time period back in the 1990's.? I am a Government Coordinator, over seeing the daily functions and assist my manager in over seeing the Medi-cal Accounts Receivables for Memorial Care's 5 hospitals.? My husband has worked for his employer for 15 years?now.? His pay was reduced by $1200.00 monthly, 2 years ago, to save from laying off people.? Since then we have had to file for bankruptcy.? WE DO OWN our home &? just obtained a home modification loan from Wells Fargo, reducing our payment from $3500.00 to $1959.00.? We no longer have credit card bills, except for one with a $300.00 limit, we are down to one car payment, and between both our incomes I can afford payments on a loan to get my teeth done.? I had always paid our bills on time and had excellent credit before my husband's employer reduced his pay.? We now live?frugally and are?careful with spending. The dental care would be $4000.00 or less. I would be having what few teeth I still have pulled and replaced by dentures.?

Monthly net income: $ Mine is $2700.00 per month, after insurance, taxes, etc. My husband's is $2200.00
Monthly expenses: $
??Housing: $ 1959.00 includes taxes, insurance, etc.
??Insurance: $?200.00 car insurance?paid in 9 months for the?year.
??Car expenses: $ 545.00 includes $365.00 truck payment and $180.00 in gas.? My husband has a company gas card
??Utilities: $ 179.00
??Phone, cable, internet: $?90.00
??Food, entertainment: $?700.00? We do not go out socializing much.? Just to church, family stuff.
??Clothing, household expenses $?350.00 which includes house hold expenses that would be repairs that we are doing on our home little by little, and emergency fund.
??Credit cards and other loans: $ 300.00 credit card.? I usually pay?$50.00 per month on it.? It has monthly fees and all sorts?of fees?that the bank hands out to help build our credit.
??Other expenses: $ cell phone.. $180.00 per month, which covers my phone, a phone for my mom and my daughter. I pay another dentist $75.00 a month on my bill to them, as he has been bandaging my teeth as they have had trouble, $20.00 newspaper,? $115.00 monthly for monthly prescriptions for blood pressure and other getting old stuff, vitamins, iron, etc.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$216.91

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1999	Debt/Income ratio:	43%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 6	Length of status:	5y 2m
Amount delinquent:	$152	Total credit lines:	23	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,903	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	new-phenomenal-reward	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting on new roof and porch
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3050

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,157	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	No
Screen name:	cotfb	Borrower's state:	Massachusetts	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SMALL BUSINESS EXPANSION
Purpose of loan:
The purpose of this loan is to reach out to the local market of prospective consumers. Funding is necessary for internet, periodical and mass mail advertising. Through word of mouth I have retained clients for bookkeeping and tax compliance services.

In May of 2008 I completed my BSBA in Accounting from Suffolk University and have worked for employers and continued to build up the business simultaneously. The financial company that I began in 2006 is in the process of incorporating as a limited liability company and the website domain has been purchased and is under construction. There is not a doubt in my mind that the company will expand its customer base almost immediately with the addition of my available time and the injection of little funding.

Company information, character references and all information set forth here are verifiable and available, within reason and with discretion.

My financial situation:
The company has zero debt and only one revolving credit line which has been maintained with a perfect payment history since its inception in Jan. 2006. My personal student loan, which also boasts a perfect payment history, began repayment in Nov 2008 and was reduced by 20% over the last year. I purchased a Lexus LS430 last November with cash, so there exists no car note or any other notes payable. The overhead for the business is minimal as the bookkeeping is mostly accomplished remotely and clients are met in the homes as a courtesy.

Monthly net income: $ 4,450.00 Monthly net income is the verifiable combination of company revenues from clients and consistent capital gains; half of which are reinvested and half are fully realized and used as disposable income.

Monthly expenses: $?1,642
Housing: $ 850 incl.?
Insurance: $ 43?
Car expenses: $ 40??
Utilities: $ (included in housing)??
Phone, cable, internet: $ 119??
Food, entertainment: $ 74??
Clothing, household expenses $ 113??
Credit cards and other loans: $393
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$240.95

Auction yield range:	10.93% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1999	Debt/Income ratio:	14%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 4	Length of status:	8y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,544	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	octosincity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2010) 560-579 (Aug-2008) 560-579 (Jul-2008) 560-579 (May-2008)
Principal balance:	$1,005.00	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Pay off Credit Cards
The purpose of the loan to to pay off my some credit card debt and to be back down to zero debt and to get rid of my credit cards and only have one or two?credit cards. I will use about $500 of the loan to work on my online business ideas and to move my online store to a new web hosting site that is better adapted for what I want to do. I have other online business ideas that I am unable to share at this time.

I am a good candidate for the loan, because it will paid off by the 36th month. There is a chance it will be paid off earlier, but it is too early to tell. I will be at my current employment where I have been for over 8 years.

I do hope one day to be a lender of Prosper. But at this time - it is I that needs the help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$521.08

Auction yield range:	5.93% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1999	Debt/Income ratio:	24%
Credit score:	780-799 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	10y 8m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,362	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	Yes
Screen name:	cordial-point	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement. debt consolodate
Purpose of loan:
This loan will be used to pay for home improvements. Remodel both full bathrooms in home. Also consolidate any credit debt.

My financial situation:
I am a good candidate for this loan because? I am guaranteed full time status and benefits from the government agency US Postal Service. I never have had delinquent accounts. Great credit history. I am 31 years old and do not waste money.

Monthly net income: $ 3300.00

Monthly expenses: $
??Housing: $ 375.00
??Insurance: $ 125.00
??Car expenses: $ 200.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 68.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1992	Debt/Income ratio:	17%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	8y 6m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,748	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Bankcard utilization:	105%
		Homeownership:	No
Screen name:	chmarie	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,250.00	< 31 days late:	0 ( 0% )	540-559 (Jul-2008) 540-559 (Jun-2008)
Principal balance:	$558.65	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Paying off our credit cards
Purpose of loan:
This loan will be used to?finish paying off mine and my husbands?credit cards so that?we can continue to raise?our credit scores.??We have both worked hard in the past 2 years to improve our credit scores and in the past year mine has gone up by more than 80 points and my husbands by about 70 points.? With?our credit scores having been low,?we have low limits and need to have low revolving credit balances so?we can raise?our scores and buy a home.

My financial situation:
I am a good candidate for this loan because?I have been a teacher for 14 years and have a good job in a district I have been with for 9 years.? My husband is an engineer and makes over $60,000 a year.?He has been with his company for more than 5 years. ?We have two kids ages 6 and 8 who are in school full time so this is the first school year in 8 years when we don?t have daycare expenses which frees up over $800 per month.

Monthly net income: $8,600 combined?

Housing: $1,500??
Insurance: $230??
Car expenses: $450??
Utilities: $350??
Phone, cable, internet: $120??
Food, entertainment: $400??
Clothing, household expenses $250??
Credit cards and other loans: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1997	Debt/Income ratio:	29%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 6	Length of status:	5y 2m
Amount delinquent:	$5,524	Total credit lines:	24	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$248	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	Basca	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	620-639 (Jun-2010) 700-719 (May-2010) 680-699 (Mar-2010) 640-659 (Feb-2010)
Principal balance:	$1,226.99	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Help with home repair
Purpose of loan:
This loan will be used to? Second loan request. We need some home improvement. Kitchen dishwasher was leaking and ruined the underlayment, so we need that replaced, downstairs bathroom leaking around seal, needs to be dried out and stripped and new flooring. Some painting and minor repairs also needed. I would like to get it prepared for selling. My financial situation:
I am a good candidate for this loan because?? I have always? paid my immediate obligations and I am current on my present Prosper loan? and have had no late payments and have never missed one.Thanks for your consideration. The delinquencies have been resolved but still appear on your site.
The present amount being paid out to credit cards should take care of the amount due on this payment.

Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1700
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	22.65%	Starting borrower rate/APR:	23.65% / 27.12%	Starting monthly payment:	$234.30

Auction yield range:	7.93% - 22.65%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	860-879 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,785	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	Yes
Screen name:	Growing--Strong	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Debts and Invest
Purpose of loan:
Consolidate Credit cards and invest?

My financial situation:
I am a good candidate for this loan because I have always paid my debt and have an excellent Credit score?

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $?2000
??Insurance: $?included in housing cost
??Car expenses: $?99
??Utilities: $?200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $?50
??Credit cards and other loans: $ 400
??Other expenses: $ ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 12.35%	Starting monthly payment:	$498.21

Auction yield range:	2.93% - 11.00%	Estimated loss impact:	1.56%
Lender servicing fee:	1.00%	Estimated return:	9.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Oct-1980	Debt/Income ratio:	8%
Credit score:	800-819 (Jul-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	29y 7m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,903	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	riveting-loan1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying House For Cash
Purpose of loan:
This loan will be used to pay cash for a home that has gone into foreclosure. The Sales price is $82,900. I have $67,000 in cash but need the balance to complete the sale. We have a tentative date to close on 8-6-10

My financial situation:
I am a good candidate for this loan because I have a good income and have worked for the same company since 1974.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1998	Debt/Income ratio:	44%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,178	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	friendship5	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and Honeymoon
Purpose of loan:
This loan is to?cover the balance of my upcoming wedding expenses.? Most is already paid for.? (Note the credit cards have been run up to cover 2 vendors already.)? I expected a little more from the mother-in-law, but her circumstances changed and I have contracts already.? I just don't want to pay massive penalties withdrawing from an IRA and it's a little big of a chunk all at once.

My financial situation:
I am an attorney?at a very well-known and very stable firm.? I have no problem paying my bills and with my fiancee's income as well, our cash flow is VERY positive.? That's even after tithing to our church and putting away a regular amount for retirement.? I will certainly pay this loan back early.

The stated "revolving credit balance" of $24K must include a $15,000 line of credit, on which there are co-borrowers, for home improvements.? That line is being paid off without difficulty and then will be closed.? (We got a better rate from the credit union for a line than a loan at the time.)? I have only ONE credit card.? It has an $8,500 limit and my current balance is about $7,800 due to wedding stuff.? It's really not as bad as it looks.? The HIGH debt-to-income ratio also includes student loans, which have been consolidated and, of course, are being paid back.

Other:
I found Prosper.com through Lending Tree and the e-mail I recieved from them said that I?was "pre-approved"?for a $5000 loan at this rate (12.41%) through Prosper.? I'm re-listing at a lower amount and with Prosper's recommended loan rate?of 35% to make this a more attractive offer for investors.? Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$134.61

Auction yield range:	13.93% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1992	Debt/Income ratio:	13%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	14y 11m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$388	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	sensible-dime1	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto repairs and some bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$260.54

Auction yield range:	5.93% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1987	Debt/Income ratio:	9%
Credit score:	880-899 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$144	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	shrewd-leverage4	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
LOAN TO BUY A CAR CASH
Purpose of loan:
This loan will be used to buy a car? cash from a dealer.
My financial situation:
I am a good candidate for this loan because, I have perfect credit, and I have a good job to support the loan.
I will pay this loan off within a year.

Monthly net income: $

Monthly expenses: $
??Housing: $ 2787
??Insurance: $?110
??Car expenses: $ 200
??Utilities: $?150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 300
??Credit cards and other loans: $?450
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$89.74

Auction yield range:	13.93% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1995	Debt/Income ratio:	18%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	12 / 9	Length of status:	16y 10m
Amount delinquent:	$1,974	Total credit lines:	35	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,133	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	first-exponential-truth1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$117.61

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1996	Debt/Income ratio:	31%
Credit score:	760-779 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	5y 6m
Amount delinquent:	$2,009	Total credit lines:	27	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$558
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	favorite-peso4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Apply toward debt
Purpose of loan:
This loan will be used to payoff debt

My financial situation:
I am a good candidate for this loan because? I am an honest and trustworthy person.? I do pay my debts on time.? If funded, this loan will be paid back in full.

Monthly net income: $ 5100

Monthly expenses: $
??Housing: $ 2009
??Insurance: $ 132
??Car expenses: $ 400
??Utilities: $ 170
??Phone, cable, internet: $ 248
??Food, entertainment: $ 600
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 25
??Other expenses: $ 1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	13.93% - 34.00%	Estimated loss impact:	15.77%
Lender servicing fee:	1.00%	Estimated return:	18.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1990	Debt/Income ratio:	20%
Credit score:	660-679 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 11	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,200	Stated income:	$100,000+
Delinquencies in last 7y:	6	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	atl_jt01	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff some debt to improve credit
Purpose of loan:
This loan will be used to consolidate some debt to improve credit score.

My financial situation:
I am a good candidate for this loan because I have not had any delinquencies in last?5 years.

My previous delinquencies occured while we were going thru?foreclose our house about 5 years ago.

$31,500 of the revolving credit balance is home equity line of credit that I am still paying after I had?foreclosed my house.

I would like to use this loan to lower my bank card utilization to continue rebuilding my credit score..

Monthly net income: $ 9,500

Monthly expenses:
?? Housing: $ 1525.00??
?? Insurance: $ 285.00??
?? Car expenses: $ 930.00??(2 cars)
?? Utilities: $ 350.00??
?? Phone, internet: $ 186.00??
?? Food, entertainment: $ 500.00??
?? Clothing, household expenses $ 200.00??
?? Credit cards and other loans: $ 1500.00?
???Other expenses? $ 1500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$203.56

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1992	Debt/Income ratio:	14%
Credit score:	640-659 (Jul-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	24y 1m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,128	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	114%
		Homeownership:	No
Screen name:	sanctuary7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
medical bills
Purpose of loan:
This loan will be used be used to pay off a credit card and to finance my childrens orthodontic bill. I will be able to pay this off within 60 days.

My financial situation:
I am a good candidate for this loan because? I have job stability for 24 years.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1450
??Insurance: $ 160
??Car expenses: $ 450
??Utilities: $ 100
??Phone, cable, internet: $ 400
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 29.52%	Starting monthly payment:	$322.32

Auction yield range:	10.93% - 25.00%	Estimated loss impact:	11.42%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1999	Debt/Income ratio:	11%
Credit score:	680-699 (Jul-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,498	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	happy12life	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For downpayment and closing costs
Purpose of loan:
This loan will be used to? towards downpayment and closing costs of the house I am planning to buy.

My financial situation:
I am a good candidate for this loan because? I earn enough and the price of the house which we plan to purchase is not anywhere near the upper limit of what we would qualify for based on household income. As my cash flow would show I have?enough income to spare and plan to pay back the loan within the next six months rather than pay such high interest rates. Credit score has been affected by one 30 day late payment (accident\mistake) one year back and multiple enquires in the last few months as we were shopping around for a mortgage.

Getting this money will help me avoid paying a PMI. Salary shown here does not include bonuses, ESPP etc.

Wife has a good job and takes care of some of the household expenses.

Monthly net income: $ 6300

Monthly expenses: $
??Housing: $ 1400 (will be 2500 after I buy the house, including property taxes and home insurance)
??Insurance: $ 100
??Car expenses: $ 346
??Utilities: $?50
??Phone, cable, internet: $ 100
??Food, entertainment: $ wife takes care
??Clothing, household expenses $ wife?takes?care
??Credit cards and other loans: $ 250
??Other expenses: $ wife takes care
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1994	Debt/Income ratio:	18%
Credit score:	600-619 (Jul-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$1,304	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	163%
		Homeownership:	No
Screen name:	jobear	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 91% )	600-619 (Latest)
Principal borrowed:	$4,300.00	< 31 days late:	3 ( 9% )	640-659 (Jun-2010) 620-639 (May-2010) 600-619 (Apr-2010) 600-619 (Mar-2010)
Principal balance:	$525.74	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Cleaning up debt
Purpose of loan:
The purpose of my second loan is to lump my high interest credit card bills and personal loans into one payment.?? I only have three credit cards,? with interest rates at 29.99%.? One card is nearly paid off, I owe about $198 on it and it will be gone.? On the other two, combined, I owe $2900.? I also have four cash advance loans, that I just want to make go away.? I regret ever going to one of those places and want to get out from under the crazy interests rates.? Again, with a loan from Prosper, I would have only ONE payment directly withdrawn from my bank account monthly.

My financial situation:
This would be my second loan with Prosper.? I do still owe on my first loan with Prosper, but it is nearly paid off...I have 3 more payments and this loan will be paid off October 1, 2010.? My credit score is not the?greatest due to?my filing?bankruptcy in 2004, which was discharged.? This bankruptcy was the result of my closing a small coffee shop that I owned.? I? have made a few bad financial decisions in the last couple of years as I tried to get back on track and my credit has taken another beating.? On 3/4/2010 I received a promotion at the company that I have been with now for going on 5 years.? I have received a nice raise and have been re-assigned to a location much closer to home in an HR position.? Prosper has helped me once and I hope can help me again.? I refuse to give up.

I appreciate the time you have taken to read my request and hope that even though I am listed as "high risk", you give my loan consideration.

Thank You

Information in the Description is not verified.